UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2025 (December 19, 2025)

CID Holdco, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42711	99-2578850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100, Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(303)-332-4122

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	DAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on December 18, 2025 (the “Original 8-K”) by CID Holdco, Inc., a Delaware corporation (the “Company”) with the U.S. Securities and Exchange Commission reporting the appointment of Delores Rochester as successor to Robert Reny as Chief Revenue Officer. This amendment is being filed to amend the Original Form 8-K to correct a typographical error in Mrs. Rochester’s name and to update the disclosures regarding Mrs. Rochester and Mr. Reny. Other than as described above, this amendment does not amend any other information previously filed in the Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2025, CID Holdco, Inc. (the “Company”), appointed Delores Rochester, age 50, as Chief Revenue Officer of the Company, effective January 5, 2026. Mrs. Rochester will succeed Robert Reny, who was removed from this role on December 12, 2025. Mr. Reny’s departure was not based on any disagreement with the Company as to accounting principles, practices or financial statement disclosures.

Mrs. Rochester brings more than 25 years of experience leading high-performing sales organizations at global technology companies including Oracle and IBM and is recognized for building and scaling teams, strengthening strategic customer relationships, and delivering consistent execution at scale. Mrs. Rochester is joining the Company from Oracle (NYSE: ORCL) where she was Group Vice President, North America Cloud Infrastructure Sales. Mrs. Rochester joined Oracle in 2016 where she served in various roles of increasing responsibility. Mrs. Rochester joined Oracle from IBM where she served since 1997 where her most recent role was as Regional New Business Development Executive for the Vicom Computer Services, Inc. (acquired by Converge Technology Solutions in January 2021) from 2012 to 2016, under IBM’s executive skills for growth program. Mrs. Rochester will receive a base salary of $285,000 per year (subject to applicable withholdings) and is entitled to a variable bonus of up $190,000 for 2026, subject to meeting certain annual sales targets that will be fixed by the Chief Executive Officer and approved by the Compensation Committee. Mrs. Rochester will also be entitled to participate in the Company’s benefit plans and arrangements applicable generally to employees and executive officers. Such compensation and benefit plans and arrangements are described in the Company's Registration Statement on Form S-1 (File No. 333-290052), as amended and filed with the Securities and Exchange Commission on September 5, 2025.

Mr. Reny is entitled to his benefits under the Company’s compensation plans in accordance with the terms of the plans.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 18, 2025 (incorporated by references to Exhibit 99.1 to the Current Report on Form 8-K filed on December 18, 2025 with the U.S. Securities and Exchange Commission).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025

CID HOLDCO, INC.

By:	/s/ Edmund Nabrotzky
Name:	Edmund Nabrotzky
Title:	Chief Executive Officer and Director

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